New Planet
Resources, Inc.

 A Delaware Corporation

 BY LAWS

 ARTICLE I

 Principal
Executive Office

   The principal executive office of New Planet Resources, Inc. (the "Corporation") shall be at 1415
Lousiaian, Suite 3100, Houston, Texas 77002. The Corporation may also have offices at such other places within or without the State of Texas as the board of directors shall from time to time determine.

 ARTICLE II

 Stockholders

   SECTION 1. Place of Meetings. All annual and special meetings of stockholders shall be held at
         ------------------
the principal executive office of the Corporation or at such other place within or without the State of Delaware as the board of directors may determine and as designated in the notice of such meeting.

   SECTION 2. Annual Meeting. A meetings of the stockholders of the Corporation for the election of
         ---------------
directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

   SECTION 3. Special Meetings. Special meeting of the stockholders of the Corporation for any
         -----------------
purpose or purposes may be called at any time by the board of directors  of the
  Corporation,  or by a committee of
the board of directors  which as been duly  designated by the board of directors and whose powers and  authorities,
as provided in a resolution of the board of directors or in the By Laws of the
  Corporation,  include the power and
authority to call such meetings but such special meetings may not be called by another person or persons.

   SECTION 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance
         --------------------
with these By Laws or as otherwise prescribed by the board of directors. The chairman or the chief executive officer of the Corporation shall preside at such meetings.

   SECTION 5. Notice of Meeting. Written notice stating the place, day and hour of the meeting and
         -----------------
the  purpose  or  purposes  for which the  meeting  is called  shall be  mailed by the  secretary  or the  officer
performing  his duties,  not less than ten days nor more than fifty days before the meeting to each  stockholder of
record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6, with postage thereon prepaid. If a stockholder be present at a meeting, or in writing waive notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary. When any stockholders' meeting, either annual or special, is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an
original  meeting.  It shall not be  necessary  to give any notice of the time and place of any  meeting  adjourned
for  less  than  thirty  days  or of the  business  to be  transacted  at such adjourned  meeting,  other  than an
announcement at the meeting at which such adjournment is taken.

   SECTION 6. Fixing of Record Date. For the purpose of determining stockholders entitled to notice
         ---------------------
of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose,  the
board of directors shall fix in advance a date as the record  date for any such determination  of  stockholders.
Such date in any case shall be not more than sixty days, and in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.

   When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

   SECTION 7. Voting Lists. The officer or agent having charge of the stock transfer books for
         ------------
shares of the Corporation shall make, at least ten days before each meeting of stockholders, a complete record of the stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number
of shares held by each. The record, for a period of ten days before such meeting, shall be kept on file at the principal executive office of the Corporation, whether within or outside the State of Texas, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours.
Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for any purpose germane to the meeting during the whole time of the meeting.  The
original  stock transfer  books shall be prima facie  evidence as to who are the stockholders  entitled to examine
such record or transfer books or to vote at any meeting of stockholders.

   SECTION 8. Quorum. One-fourth of the outstanding shares of the Corporation entitled to vote,
         ------
represented  in  person  or by  proxy,  shall  constitute  a quorum at a meeting of  stockholders.  If less than
one-fourth of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may  continue to transact  business
until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

   SECTION 9. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in
         -------
writing  by the  stockholder  or by his duly  authorized  attorney  in fact.
 Proxies  solicited  on  behalf of the
management  shall be voted as directed by the stockholder or, in the absence of such direction,  as determined by a
majority of the board of directors. No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

   SECTION 10. Voting. At each election for directors every stockholder entitled to vote at such
         ------
election  shall  be  entitled  to one  vote  for  each  share of  stock  held.
  Unless  otherwise  provided  by the
Certificate of Incorporation, by statute, or by these By Laws, a majority of those votes cast by stockholders at a lawful meeting shall be sufficient to pass on a transaction or matter, except in the election of directors,
which election shall be determined by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

   SECTION 11. Voting of Shares in the Name of Two or More Persons. When ownership of stock stands
         ----------------------------------------------------
in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast  conflicting  votes,
in person or by proxy,  by the  several  persons in whose name  shares of stock stand,  the vote or votes to which
these  persons are  entitled  shall be cast as directed  by a majority of those holding  such stock and present in
person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

   SECTION 12.    Voting  of  Shares  by  Certain  Holders.   Shares  standing
 in  the  name  of  another
         ----------------------------------------
corporation may be voted by any officer,  agent or proxy as the By Laws of such corporation may prescribe,  or, in
the absence of such  provision,  as the board of directors of such  corporation may  determine.  Shares held by an
administrator,  executor,  guardian or  conservator  may be voted by him, either in person or by proxy,  without a
transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer  thereof  into his name if
authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

   A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

   Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining  the  total  number  of
outstanding shares at any given time for purposes of any meeting.

   SECTION 13. Inspectors of Election. In advance of any meeting of stockholders, the chairman of
         ----------------------
the board or the board of directors may appoint any persons, other than nominees for office, as inspectors of
election to act at such meeting or any adjournment thereof. The number of inspectors shall be either one or three. If the board of directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board may make such
appointment at the meeting. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment in advance of the meeting or at the meeting by the chairman of the board or the president.

   Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the
meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

   SECTION 14. Nominating Committee. The board of directors or a committee appointed by the board of
         ---------------------
directors  shall act as  nominating  committee for  selecting  the  management nominees for election as directors.
Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting. Provided such committee makes such nominations, no nominations for directors  except
those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the
 Corporation  in  accordance  with the
provisions of the Corporation's Certificate of Incorporation.

   SECTION 15. New Business. Any new business to be taken up at the annual meeting shall be stated
         -------------
in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation's
Certificate of Incorporation. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as  provided  in the  Corporation's
Certificate of Incorporation.


 ARTICLE III

 Board of
Directors

   SECTION 1.  General  Powers.  The  business  and  affairs  of the
 Corporation  shall be  under  the
         ---------------
direction of its board of directors. The chairman shall preside at all meetings of the board of directors.

   SECTION 2. Number, Term and Election. The number of directors of the Corporation shall be such
         ---------------------------
number,  not less than one nor more than 15 (exclusive of directors,  if any, to be elected by holders of preferred
stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock,  vacancies  in the board of
directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office
for a term  expiring at the annual  meeting of  stockholders  at which the term of the class to which the  director
has been chosen expires and when the director's  successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section 3 of this
Article III.

   SECTION 3. Classified Board. The board of directors of the Corporation (other than directors
         -----------------
which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class
expiring  each year.  Should the number of  directors  not be equally  divisible by three,  the excess  director or
directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if
there be an excess of two  directorships  over a number  equally  divisible by three,  one shall be  classified  in
Class I and the other in Class II. At the  organizational  meeting of the
 Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of  stockholders  and
directors of Class III shall be elected to hold office for a term expiring at the third  succeeding  annual meeting
thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual  meeting  shall
continue to serve until such time as his  successor  shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board
of directors prior to said meeting.

   Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors  shall have
the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred  stock,  the  additional
directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

   Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the
 Corporation,  the board of directors
shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article III. Notwithstanding the foregoing, and except as otherwise may be required By Law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next  succeeding
annual meeting of stockholders.

   SECTION 4. Regular Meetings. A regular meeting of the board of directors shall be held at such
         -----------------
time and place as shall be  determined by resolution of the board of directors without  other notice than such
resolution.

   SECTION 5. Special Meetings. Special meetings of the board of directors may be called by or at
         -----------------
the request of the chairman,  the chief  executive  officer or one-third of the directors.  The person calling the
special  meetings of the board of directors  may fix any place as the place for holding any special  meeting of the
board of directors called by such persons.

   Members of the board of the directors may participate in special meetings by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person.

   SECTION 6. Notice. Written notice of any special meeting shall be given to each director at
         ------
least two days previous thereto delivered personally or by telegram or at least seven days previous thereto delivered by mail at the address at which the director is most likely to be reached.  Such notice shall be deemed
to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent by telegram. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be  specified  in the notice or
waiver of notice of such meeting.

   SECTION 7. Quorum. A majority of the number of directors fixed by Section 2 shall constitute a
         ------
quorum for the  transaction  of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by
Section 5 of this Article III.

   SECTION 8. Manner of Acting. The act of the majority of the directors present at a meeting at
         -----------------
which a quorum is present  shall be the act of the board of  directors,  unless a greater  number is  prescribed by
these By Laws, the Certificate of Incorporation, or the General Corporation Law of the State of Delaware.

   SECTION 9. Action Without a Meeting. Any action required or permitted to be taken by the board
         -------------------------
of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

   SECTION 10. Resignation. Any director may resign at any time by sending a written notice of such
         -----------
resignation to the home office of the Corporation addressed to the chairman. Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the chairman.

   SECTION 11.    Vacancies.  Any  vacancy  occurring  on the  board  of
directors  shall  be  filled  in
         ---------
accordance with the provisions of the Corporation's Certificate of Incorporation. Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of two-thirds of the directors then in office or by election at an annual meeting or at a special meeting of the stockholders held for that purpose. The term of such director shall be in accordance with the  provisions  of the  Corporation's
Certificate of Incorporation.

   SECTION 12. Removal of Directors. Any director or the entire board of directors may be removed
         ---------------------
only in accordance with the provisions of the Corporation's Certificate of Incorporation.

   SECTION 13. Compensation. Directors, as such, may receive compensation for service on the board
         ------------
of directors.  Members of either  standing or special  committees may be allowed such  compensation as the board of
directors may determine.

   SECTION 14. Age Limitation. No person 80 years or more of age shall be eligible for election,
         ---------------
reelection,  appointment or reappointment  to the board of the Corporation.
No director shall serve as such beyond
the annual  meeting of the  Corporation  immediately  following  the  director becoming 80 years of age.  This age
limitation does not apply to an advisory director.


 ARTICLE IV

 Committees
of the Board of Directors

   The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct  of the  business  of the
Corporation, and may prescribe the duties, constitution and procedures thereof. Each committee shall consist of one or more directors of the Corporation appointed by the chairman. The chairman may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

   The chairman shall have power at any time to change the members of, to fill vacancies in, and to discharge any committee of the board. Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time  specified
therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Any member of any such committee may be removed at any time, either with or without  cause,  by the
affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.


 ARTICLE V

 Officers

   SECTION 1. Positions. The officers of the Corporation shall be a chairman, a president, one or
         ---------
more vice presidents, a secretary and a treasurer, each of whom shall be elected by the board of directors. The board of directors may designate one or more vice presidents as executive vice  president  or  senior  vice
president.  The board of  directors  may also elect or  authorize  the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence  of  action by the board of
directors, the officers shall have such powers and duties as generally pertain to their respective offices.

   SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such  election  shall be held as
soon thereafter as possible. Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed  in the  manner  hereinafter
provided.  Election or appointment  of an officer,  employee or agent shall not of itself create  contract  rights.
The board of directors  may  authorize the  Corporation  to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any
officer at any time in accordance with Section 3 of this Article V.

   SECTION 3. Removal. Any officer may be removed by vote of two-thirds of the board of directors
         -------
whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

   SECTION 4.  Vacancies.   A  vacancy  in  any  office   because  of  death,
  resignation,   removal,
         ---------
disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

   SECTION 5. Remuneration. The remuneration of the officers shall be fixed from time to time by
         ------------
the board of directors,  and no officer shall be prevented  from  receiving such salary by reason of the fact that
he is also a director of the Corporation.

   SECTION 6. Age Limitation. No person 80 or more years of age shall be eligible for election,
         ---------------
reelection,  appointment  or  reappointment  as an officer of the  Corporation.
  No officer  shall serve beyond the
annual meeting of the Corporation immediately following the officer becoming 80 or more years of age.


 ARTICLE VI

 Contracts, Loans,
Checks and Deposits

   SECTION 1. Contracts. To the extent permitted by applicable law, and except as otherwise
         ---------
prescribed by the Corporation's Certificate of Incorporation or these By Laws with respect to certificates for shares, the board of directors or the executive committee may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the
Corporation.  Such authority may be general or confined to specific instances.

   SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of
         -----
indebtedness  shall be issued in its name  unless  authorized  by the board of directors.  Such  authority  may be
general or confined to specific instances.

   SECTION 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money,
         ---------------------
notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner, including in facsimile form, as shall from time
to time be determined by resolution of the board of directors.

   SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from
         --------
time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.


 ARTICLE VII

 Certificates
for Shares and Their Transfer

   SECTION 1. Certificates for Shares. The shares of the Corporation shall be represented by
         -------------------------
certificates  signed by the  chairman of the board of directors or the presiden or a vice  president  and by the
treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. Any or all of the signatures  upon a certificate
may be facsimiles if the certificate is  countersigned  by a transfer  agent, or registered by a registrar,  other
than the Corporation itself or an employee of the Corporation. If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer  before the  certificate  is
issued,  it may be issued by the  Corporation  with the same  effect as if he were such  officer at the date of its
issue.

   SECTION 2. Form of Share Certificates. All certificates representing shares issued by the
         -----------------------------
Corporation  shall set forth  upon the face or back that the  Corporation  will furnish  to any  stockholder  upon
request and without charge a full statement of the designations,  preferences, limitations, and relative rights of
the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

   Each certificate representing shares shall state upon the face thereof: that the Corporation is organized under the laws of the State of Delaware; the name of the person to whom issued; the number and class of shares, the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value. Other matters in regard to the form of the certificates shall be determined by the board of directors.

   SECTION 3. Payment for Shares. No certificate shall be issued for any share until such share is fully paid.

   SECTION 4. Form of Payment for Shares. The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation's Certificate of Incorporation.

   SECTION 5. Transfer of Shares. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only to the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the
 Corporation.  Such transfer  shall be
made only on surrender for  cancellation  of the  certificate  for such shares.
  The person in whose name shares of
capital  stock stand on the books of the  Corporation  shall be deemed by the
 Corporation  to be the owner thereof
for all purposes.

   SECTION 6. Lost Certificates. The board of directors may direct a new certificate to be issued
         ------------------
in place  of any  certificate theretofore  issued  by the  Corporation  alleged to have  been  lost,  stolen,  or
destroyed,  upon the making of an affidavit  of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its
discretion  and as a condition  precedent  to the  issuance  thereof,  require the owner of such lost,  stolen,  or
destroyed  certificate,  or his legal  representative,  to give the Corporation a bond in such sum as it may direct
as indemnity  against any claim that may be made against the Corporation  with respect to the  certificate  alleged
to have been lost, stolen, or destroyed.


 ARTICLE VIII

 Fiscal Year; Annual
Audit

   The fiscal year of the Corporation shall end on the last day of December of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors.

 ARTICLE IX

 Dividends

   Dividends upon the stock of the Corporation, subject to the provisions of the Certificate of
Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in the Corporation's own stock.

 ARTICLE X

 Corporation
Seal

The
corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.

 ARTICLE XI

 Amendments

   In accordance with the Corporation's Certificate of Incorporation, these By Laws may be repealed, altered, amended or rescinded by the stockholders of the Corporation only by vote of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote  generally in the
election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in
the notice of such  meeting).  In addition,  the board of directors  may repeal, alter,  amend or rescind these By
Laws by vote of two-thirds of the board of directors at a legal meeting held in accordance with the provisions of these By Laws.




                    NEW PLANET RESOURCES, INC.